Exhibit 10.26

REAL ESTATE LEASE AMENDMENT No.1

This Amendment, dated October 23, 2015 (“Amendment”) is made to that Certain Real Estate Lease executed on June 24, 2015 by and between Florida East Coast Railway L.L.C., and All Aboard Florida- Operations LLC, (“Lease”).

1.	Paragraph 2 of the Lease is hereby deleted and the following Paragraph 2 is substituted in lieu thereof:

The initial term of this Lease shall be from June 24, 2015 through March 23, 2017 (the “Initial Term”); provided, however, that Lessee shall have no right to possession of the Leased Premises until Lessee has provided Railway with a certificate of insurance evidencing the insurance coverages Lessee is obligated to maintain pursuant to this Lease.

Except as set forth in this paragraph 2, Lessee shall have no expectation of renewal and this Lease may be terminated in accordance with its terms regardless of the length of time Lessee has occupied the Leased Premises, or the construction by Lessee of any buildings, structures, works, paving, barricades or the placement of Lessee’s personal property on the Leased Premises.

2.	The Base Rental of $21,705.00 per month (“Original Base Rental Amount”) in Paragraph 3 of the Lease is hereby deleted and a Base Rental of $22,916.67 per month is substituted in lieu thereof.

3.
For any months during the term of the Lease thus far in which Lessee has paid to Railway the Original Base Rental Amount, a true up shall be calculated and Lessee shall pay to Railway the difference between the Original Base Rental Amount and the revised Base Rental amount of $22,916.67 per month. The true up calculation shall be included on the rental invoice due on March 1, 2016. No Late Charges shall be due and owing from Lessee to Railway in consequence of this true up calculation.

4.	The terms of the Lease shall remain in full force and effect as amended herein.

[Remainder of Page Intentionally Blank. Signatures on Following Page.]

IN WITNESS WHEREOF, the parties have hereto have set their names and seals this 19th day of January 2016.

Signed, sealed and delivered in the presence of :		FLORIDA EAST COAST RAILWAY, L.L.C. A Limited Liability Company

/s/ Robert Ledoux		By:	/s/ John Brenholt (SEAL)
Witness as to Railway
		Title:	EVP & CFO

(Print Name)	Robert Ledoux	(Print Name)	John Brenholt

/s/ Sherry Jones		Attest:	Robert Ledoux
Witness as to Railway			Secretary

(Print Name)	Sherry Jones	(Print Name)	Robert Ledoux

Date of Execution:	01/19/16

ALL ABOARD FLORIDA – OPERATIONS LLC, a Delaware limited liability company

/s/ Myles L. Tobin		By:	P. Michael Reininger (SEAL)
Witness as to Lessee
		Title:	President

(Print Name)	Myles L. Tobin	(Print Name)	P. Michael Reininger

/s/ Jessica Alvarez		Attest:	/s/ Kolleen Cobb
Witness as to Lessee			Secretary

(Print Name)	Jessica Alvarez	(Print Name)	Kolleen Cobb

Date of Execution:	01/19/16